                               [GRAPHIC OMITTED]

                                  May 29, 2001



The MEGA Life and Health Insurance Company
9151 Grapevine Highway
North Richland Hills, TX 76180
Attn:    Mr. Phil Myhra
         President

         RE:   Engagement Letter between Healthaxis, Inc. ("Healthaxis") and
               The MEGA Life and Health Insurance Company ("MEGA") regarding Microsoft Biztalk Server ("BTS") and Accelerator for HIPAA ("A4H") Product Integration Project (the "Project")
               -----------------------------------------------------------------
Gentlemen:

         Thank you for selecting Healthaxis to assist MEGA with the above-referenced Project. As you know, Healthaxis is able to offer MEGA these services as a result of Healthaxis' participation in the Microsoft Early Adopter Program ("EAP") for the A4H product. As we have discussed, in order to include the Project for MEGA within the EAP program and in order to meet the aggressive time frames we are committing to below, we must limit the scope of our engagement to be very specific and restrict the personnel resources involved from all sides to ensure a small, cohesive and manageable team. This Engagement Letter sets forth the terms and conditions which will apply for the Project, all of which are as follows:

         1. Scope of Services. The scope of services (the "Scope of Services") to be provided by Healthaxis in connection with the Project, as more particularly outlined in the Project Initiation Proposal attached hereto as Exhibit D, will be as follows:

                  (a) Healthaxis will acquire for UICI in UICI's name (a) the equipment identified in Exhibit A, (b) the Microsoft product licenses for the BTS and A4H software identified in Exhibit A (which will include all current HIPAA-mandated transaction sets) (collectively, the "BTS/A4H Product") in accordance with Microsoft's standard license terms for the BTS/A4H Product (including first year maintenance and support by Microsoft personnel for the BTS/A4H Product and upgrades and supplements to such BTS/A4H Product), and (c) all documentation associated with such equipment and software (the "Documentation"), it being acknowledged that the cost of such equipment, BTS/A4H Product and Documentation shall be included in the total fixed price for the Project as provided in Paragraph 7 hereof.

                  (b) Healthaxis will install the BTS/A4H Product on the equipment identified in Exhibit A attached hereto.

                  (c) Healthaxis will integrate the BTS/A4H Product with the MEGA Insurance Center Processor 1/PACE legacy claims system (the "Legacy System") to allow MEGA to electronically receive the following three (3) HIPAA-mandated transactions:

                  (i)  the inbound X12N v4010 837 Institutional;

                  (ii) the inbound X12N v4010 837 Professional, and

The MEGA Life and Health Insurance Company
May 29, 2001
Page 2

                  (iii) the inbound X12N v4010 837 Dental.

         In particular, Healthaxis will provide all professional services necessary to develop the BTS and A4H system and integrate the BTS/A4H Product to extract the EDI transaction sets for these three (3) inbound transactions (the 837-I, 837-P and 837-D), to warehouse the transactions, to map the data to the MEGA Legacy System format and then to deliver the transactions to the MEGA Legacy System for processing in the format currently used by that system. Data elements in these standard transactions that are not used by the MEGA Legacy System (if any) will not be mapped to the Legacy System. Data elements required for claim review and inclusion in workflow will either be added as a record addendum to the existing GCR52KSD format or created in a separate file for inclusion in MEGA's existing workflow and archive systems. Incorporation of the data elements in the workflow system will be the responsibility of Healthaxis AST and is excluded from the scope of Services for the Project. A schematic depicting the entire Scope of Services for the Project is attached hereto as Exhibit B.

                  (d) Healthaxis will provide scheduled training of and knowledge transfer to MEGA personnel and Healthaxis AST personnel assigned to MEGA with regard to the BTS/A4H Product and the HIPAA implementation guides published by WPC, all in accordance with the training schedule and training plan set forth on Exhibit C attached hereto. Without limiting the generality of the foregoing, scheduled training will consist of a 2-day EDI boot camp provided by WPC personnel and the BTS and orchestration boot camp provided by Healthaxis personnel (which will be conducted with the assistance of and participation of Microsoft personnel). AST personnel will also be invited to participate in any additional product specific training that Healthaxis may acquire from WPC or Microsoft during the Project. Knowledge transfer will occur as provided in Paragraph 4 hereof.

         Although Microsoft's BTS/A4H Product includes all current HIPAA-mandated transaction sets, MEGA acknowledges its understanding that the Project and Scope of Services to be provided by Healthaxis pursuant to Engagement Letter does not cover any HIPAA-mandated transaction sets except for the three (3) specific transactions as provided in subparagraph (c) above. In addition, the Scope of Services to be provided by Healthaxis hereunder expressly does not include any modifications to the MEGA Legacy System for any purpose. To the extent Legacy System changes are required or desired to be undertaken in order to accept and process the output files from this Project, or as MEGA undertakes projects to receive or send other HIPAA transactions, these changes and these projects will be handled as separate projects managed and undertaken by the AST team resources under the Master Agreement.

         2. Project Plan and Schedule.Attached hereto as Exhibit D is a complete Project Initiation Proposal setting forth the major milestone deliverables by Healthaxis in connection with the agreed Scope of Services (and certain AST parallel and subsequent projects), as well as the Project Schedule, which currently contemplates a final Project completion date of July 16, 2001. Certain deliverables and milestones will require the input or signoff by MEGA. MEGA agrees that its Designated Project Lead will provide all input and sign-offs on a timely basis as set forth in the Project Schedule, provided in all cases that as at such dates the services theretofore performed by Healthaxis are in compliance with the Scope of Services, the Project Plan, the Performance Criteria and the Project Schedule and in all other cases with the terms of this Agreement, which compliance may be verified by an independent adviser engaged by MEGA.

The MEGA Life and Health Insurance Company
May 29, 2001
Page 3

         3. Performance Criteria; Testing. Healthaxis will perform the Scope of Services in such a fashion to meet the specific performance criteria (the "Performance Criteria") set forth on Exhibit E attached hereto. Testing will be conducted using a model office test environment with data captured and delivered from identified MEGA vendors using the X12N v4010 compliant format and successfully processed through the MEGA PACE and/or Processor 1 systems.

         The Project will be deemed completed upon receipt of all of the following:

         (i) EHNAC certification pursuant to STFCF of the three (3) HIPAA-mandated transactions covered by the Scope of Services;

         (ii) Delivery of the equipment, software, and documentation identified in Exhibit A and certification that such equipment is fully functional and operating;

         (iii) The Microsoft standard end user product licenses (which will be substantially in the form of such as attached hereto as Exhibit
               F) for the BTS/A4H Product shall have been executed by Microsoft and delivered to UICI;

         (iv) The balance of the Scope of Services and deliverables as provided and described in Paragraph 1 hereof shall have been completed to the satisfaction of MEGA in accordance with the Performance Criteria as set forth in Exhibit E hereto;

         (v) Healthaxis AST and MEGA signoff on satisfactory completion of training in accordance with the training plan and training schedule set forth in Exhibit C"; and

         (vi) Signoff by MEGA that Model Office testing verifies the Scope of Services and deliverables, specifically addressing the following:

               o Full cycle processing through the MEGA PACE and/or Processor 1 system, data validation and transformation including eligibility verification and repricing status. MEGA acknowledges that completion of modifications to the MEGA PACE and/or Processor 1 system which are required to meet this completion criteria (if any) will remain a Healthaxis AST responsibility and are not included in the fixed price Project.

               o Completion of PACE/Processor 1 modifications required to process the three (3) HIPAA-mandated transactions. MEGA acknowledges that completion of modifications to the MEGA PACE and/or Processor 1 system which are required to meet this completion criteria (if any) will remain a Healthaxis AST responsibility and are not included in the fixed price Project.

               o Incorporation of claim information into the MEGA workflow system and additional reporting or enhancements not required for EDI processing, completion of which MEGA acknowledges will remain a Healthaxis AST responsibility and is not included in the fixed price or Scope of Services or Project deliverables but will be required prior to Project implementation.

The MEGA Life and Health Insurance Company
May 29, 2001
Page 4

         4. Resources and Project Management. The Project is being undertaken at the request of Healthaxis in order to enable Healthaxis to obtain valuable experience in working with Microsoft in the EAP for the A4H product. As such, Healthaxis will be working closely with personnel from the Microsoft Consulting Services Health Care Group and the Microsoft BTS and A4H product teams, which have committed resources to the Project pursuant to a separate arrangement between Healthaxis and Microsoft. In addition, WPC, as both a subcontractor to Microsoft and as a direct consultant to Healthaxis, has committed certain resources to the Project by separate arrangement with Healthaxis. The Healthaxis Project resources will consist of the Healthaxis e-Transport team, certain ATD resources, the Healthaxis HIPAA team and other designated resources on an as-needed basis. Healthaxis acknowledges that it gave MEGA very little time to review and understand the EAP for the A4H product proposal. Healthaxis asked MEGA to move much more rapidly than would be typical or customary in a technology project of this nature, primarily for the benefit of Healthaxis. Healthaxis understands that MEGA must give priority to running its business, paying claims and servicing its insured customers. Healthaxis agrees to provide MEGA all reasonable opportunity during the Project, either through AST personnel or through outside consultants, to analyze and review the impact the Project has or might have on MEGA's business and to take all reasonable and appropriate steps to ensure that MEGA's business continues in an uninterrupted and in the ordinary course.

         MEGA shall designate the senior project managers depicted in the Project Organization Chart in the Project Initiation Proposal as its "Designated Project Leads" and sufficient technical resources to participate in scheduled training and knowledge transfer from the core Healthaxis Project team. The MEGA Designated Project Leads will serve as the sole points of contact for MEGA on the Project. The additional technical resources (including AST resources and any outside consultants working for MEGA) will be entitled to monitor and review progress on the Project, to observe the delivery efforts of the core Healthaxis team, and to participate in training sessions which are to be held during the Project with regard to BTS, A4H and or the HIPAA implementation guides published by WPC. Training and knowledge transfer will be focused in the areas of EDI mapping and BTS orchestration (workflow). Healthaxis will designate a single designated Project team member to serve as the lead point of contact for all training and knowledge transfer activities.

         During the Project, any and all contact by MEGA or MEGA personnel with Microsoft or WPC on or related to the Project shall be made through Healthaxis. Notwithstanding the foregoing, Healthaxis will make all reasonable efforts to facilitate the participation of the MEGA Designated Project Lead in meetings and communications involving Healthaxis, Microsoft and/or WPC when relevant to the delivery of the Scope of Services on behalf of MEGA or when relevant to continuing to operate MEGA's business in the ordinary course in conjunction with the EPA for A4H project (in contrast to meetings and communications related to Microsoft and/or WPC product development issues arising as a result of the Healthaxis EAP arrangement with these parties).

         Healthaxis acknowledges and agrees that one of the key objectives for this Project is that MEGA/AST personnel will be able to support the BTS and A4H products and undertake additional projects based on these products with limited or no support from Healthaxis' other resources. As a result of this process and staffing arrangement, Healthaxis will be permitted to focus on the Project and its commitments under the EAP program, while at the same time permitting and facilitating the maximum training and knowledge transfer to the MEGA/AST team resources so that MEGA/AST will be positioned to leverage MEGA's investment in the BTS/A4H Product, and to develop MEGA's own relationship with Microsoft for ongoing services, support and assistance directly from Microsoft. Following completion of the Project, Healthaxis will make its core Project team resources available on an ongoing basis to assist MEGA/AST with their initiatives in these areas upon request. All such post-Project services will be governed by the Master Agreement.

The MEGA Life and Health Insurance Company
May 29, 2001
Page 5

         5. Publicity. Upon completion of the Project in compliance with the Scope of Services, the Project Plan, the Performance Criteria and the Project Schedule, MEGA will be entitled to participate in the preparation of any joint press releases and other publicity that Healthaxis, Microsoft and/or WPC may disseminate regarding the Project; provided, however that no press release or other publicity may be disseminated with respect to the Project by any party without the prior written consent of MEGA. Provided that the Project is successfully completed in compliance with the Scope of Services, the Project Plan, the Performance Criteria and the Project Schedule, MEGA agrees to participate in the preparation of a written case study by Microsoft for publication. Except for these coordinated press activities upon completion of the Project, neither Healthaxis nor MEGA shall be entitled to disclose to any third party (other than Microsoft or WPC or any third party adviser engaged by MEGA) its participation in, or any details concerning, the Project without the prior written consent of the other party. Healthaxis shall cause Microsoft and WPC to be subject to a similar restriction in Healthaxis' agreements with such parties, and MEGA shall cause any third party adviser engaged by MEGA to be subject to a similar restriction in MEGA's agreement with such third party. Notwithstanding the foregoing, nothing hereunder shall restrict MEGA or Healthaxis from disclosing its participation in the Project if such party is otherwise compelled to do so by law or governmental authority.

         6. Non-Disturbance. Healthaxis agrees, and will cause Microsoft and WPC and any other subcontractor involved in providing services to MEGA through Healthaxis in connection with the Project to agree, to undertake the Scope of Services in connection with the Project in a manner that will not interfere with, disrupt or disturb in any respect the regular ongoing business activities of MEGA, including without limitation MEGA's underwriting, actuarial, claims administration and claims paying and servicing activities and/or MEGA's computer and information technology systems. In connection therewith, Healthaxis agrees to indemnify and hold MEGA and MEGA's employees, officers, directors and sole shareholder harmless from and against any and all losses, damages (including, without limitation, actual damages, compensatory damages, punitive damages and extra-contractual damages), liabilities, penalties, costs and expenses (including, without limitation, attorneys' fees, investigation costs and all other reasonable costs associated with the defense thereof), as incurred, arising out of or relating to Healthaxis' violation of the covenant contained in this Paragraph 6.

         7. Project Fees. The total fixed price for the Project payable by MEGA to Healthaxis shall be $515,000.00, payable as follows:

         (i) $175,000.00 shall be payable simultaneously with the execution of this Engagement Letter;

         (ii) $170,000.00 shall be due and payable upon delivery of the gold code for beta testing as provided in the Project Plan (which is expected to be on or before June 22, 2001); and

         (iii) $170,000.00 shall be due and payable upon satisfaction of all conditions to completion of the Project as provided in Paragraph 3 hereof.

The MEGA Life and Health Insurance Company
May 29, 2001
Page 6


Project fees shall expressly cover the equipment, Documentation, and software identified in Exhibit A, the Microsoft standard product licenses for the BTS/A4H Product for this specific equipment configuration, and the balance of the Scope of Services as provided and described in Paragraph 1 hereof. The $515,000.00 fixed price covers the services provided by the core Healthaxis Project team only and does not include the costs of the MEGA/AST team personnel involvement, which costs will continue to be billed to MEGA on a monthly basis. Services not expressly included in the Scope of Services as provided for in this Engagement Letter, and services that are expressly excluded, will not be and are not covered by the fixed price as provided for in this Engagement Letter.

         Notwithstanding anything in the foregoing to the contrary, if the Project shall not have been completed in accordance with Paragraph 3 hereof on or before August 15, 2001, then in such event the obligations of MEGA hereunder shall terminate and shall be of no further force or effect; provided, however, MEGA shall have taken title to and possession of the equipment, BTS/A4H Product Software, Documentation, and work performed to date as identified in Paragraph 1 and Exhibit A hereto.

         This Engagement Letter constitutes a Fixed-Price Project pursuant to the Information Technology Services Agreement between UICI and Healthaxis dated January 3, 2000 (the "Master Agreement"). Any additional services beyond the Scope of Services expressly set forth in this Engagement Letter will be governed by the Master Agreement unless expressly agreed to otherwise by the parties in writing.

         If the above meets with your approval, please execute this Engagement Letter in the space provided below to indicate MEGA's acceptance and agreement to same. Please return one fully executed original to us.

         Once again, thank you for selecting Healthaxis to provide the services described herein.

                                                     Healthaxis, Inc.

                                         By:
                                             -----------------------------------
                                         Its:
                                             -----------------------------------

The MEGA Life and Health Insurance Company


By:
    -----------------------------------
Its:
    -----------------------------------


Exhibits:     Exhibit A:  Schedule of Project Equipment, Documentation, and
                          Software
              Exhibit B:  Schematic Depicting Project Scope of Services
              Exhibit C:  Training Schedule and Training Plan
              Exhibit D:  Project Initiation Proposal
              Exhibit E:  Performance Criteria
              Exhibit F:  Form of Microsoft End User Product Licenses

                                    Exhibit A

                             EQUIPMENT and SOFTWARE

BTS and A4H Hardware:
BTS Server
Compaq Proliant DL380 (1GHz single CPU - Upgradeable to 2)
1GB Total Ram
(3)18.2 GB - 15,000RPM Ultra3 SCSI Drives (Configured to RAID 5)
Hot Redundant PWS
Dual Redundant NIC


BTS and A4H Software:
Microsoft Accelerator for HIPAA (BTS-A4H)
Microsoft BTS Enterprise (single CPU License)
Microsoft Windows 2000 Advanced Server
Microsoft SQL Server 2000
GAP Analysis testing tool
Desktop compliance testing tool
12 HIPAA Compliant Transaction Sets
Complete WPC HIPAA Documentation Data Element Enabled



Additional Hardware Added after 5/11/01 meeting with AST:
Proliant ML 370 (Dual - 1GHz CPU's)
2GB Total SD RAM
(6) 36.4 GB - 10,000RPM Ultra3 SCSI Drives (Configured to RAID 5)
Hot Redundant PWS
Dual Redundant NIC

Note: Included software licenses are for the specified Equipment Configuration only and includes first year maintenance on the A4H software product.

                                    EXHIBIT B
                  Schematic Depicting Project Scope of Services




                                                                                           -----
Internet  --------                HTTPS                                                 / |   WORKFLOW
                  |            alt (SMIME)                                             /  |   Reports
                  |       alt (FTP w/encryption)                                      /    -----
                  |                                                    BTS A4H       /
       -------------------------                                  |---------------| /
       |                       |          File Drop               |    BizTalk    |
       | EDI Data Landing Zone |--------------------------------->|    Server     |
       |                       |                                  |  Accelerator  |
       -------------------------                                  |      for      |
                                                                  |     HIPAA     |
                                                                  |---------------|
                                                                         |
                                                                         |
                                                                         |
                                                                         v
                                       ---------------------------------------------------------
                                      | BisTalk                                                 |
                                      |  Server                                                 |
                                      |              ------                                     |     Transaction ID Added
                                      |             |      | -----------------------------------|---  (Mainframe Object ID)
                                      |             |      |                                    |
                                      |              ------                                     |
                                      |                |           ------                       |     Data Warehouse
                                      |                |          |      | ---------------------|---   *Reporting
                                      |                 --------->|      |-----|                |         *DACS
                                      |                            ------      v                |
                                      |                                      ------             |
                                      |                                     |      |------------|---  De-Identified Data
                                      |                            -------- |      |            |         Warehouse
                                      |                           |          ------             |           *DACS
                                      |                           v                             |      *Utilities (DTS)
                                      |                         ------                          |
                                      |                        |      |-------------------------|---  Business Rules Applied to
                                      |              ----------|      |                         |            Transactions
                                      |             |           ------                          |
                                      |             v                                           |
                                      |           ------                                        |
           Map to File Layout for ----|--------- |      |                                       |
                 Mainframe            |          |      |                                       |
                                      |           ------                                        |
                                       ---------------------------------------------------------
                                                                  |
                                                                  |
                                                                  |
                                                                  |
                                                                   ---------
                                                                            |
                                                                            |
                                                                            |
                                                                            v
                                                             ----------------------------
                                                            |        File Output/        |      ---------------
                                                            |       Batch Builder        |----> 837 Delivered |
                                                            |     Move to Mainframe      |     |    to PACE   |
                                                            |  File Rules for PACE Drop  |      ---------------
                                                             ----------------------------

                                    EXHIBIT C

                       Training Schedule and Training Plan

         -EDI Boot Camp: (2 full days), Tentative Date 06/08
                  -Attendees: Seven (7) Healthaxis AST and MEGA Resources

         -BTS Mapper and A4H: (2 full days), Date 05/24-25
                  -Attendees:  4 Healthaxis AST Resources

         -BTS Orchestration (2 full days), Date 5/30-31
                  -Attendees:  2 Healthaxis AST Resources

         -MF-Pace Integration, Date to be Determined (Joint AST and Health Axis)
                  -Attendees: Seven (7) Healthaxis AST and MEGA Resources

         Goal is to provide the Healthaxis AST and MEGA Team with the knowledge and resources to be autonomous in using A4H and BTS functionality and have the ability to add transactions into and out of the MEGA mainframe legacy systems.

                                    EXHIBIT D

                           Project Initiation Proposal

                                    EXHIBIT E

                              Performance Criteria



  -Volume, Training, Sign-off, EHNAC Certification

  -2 Servers and 2 Licenses

  -30,000 HIPAA compliant 837 Completed in six (6) hours processed thru BTS A4H

                                    EXHIBIT F

                   Microsoft End User A4H/BTS Product Licenses




                                 TO BE ATTACHED